UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 24, 2006



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022               31-1227808
--------                              -------               ----------
(State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                   File Number)          Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01 Other Events.
-----------------------

     A state court complaint was filed on February 24, 2006 by Jennifer Sierra Pomeroy, the estranged wife of Stephen E. Pomeroy, CEO of Pomeroy IT Solutions, Inc., against the Company and certain officers and directors. The complaint, filed against the Company and certain officers and directors, alleged breaches of fiduciary duty and other claims and requested that it be certified as a class action. The complaint was voluntarily dismissed with prejudice by the Plaintiff on March 13, 2006. The Plaintiff stated in the notice of dismissal that she was not paid any money to dismiss her lawsuit and that she agreed to never bring these claims again.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits

99.1           Press  release  dated  March  13, 2006 Pomeroy IT Solutions, Inc.
               (NASDAQ:PMRYE), announcing that the state court complaint filed February 24, 2006 by Plaintiff, Jennifer Sierra Pomeroy, was voluntarily dismissed with prejudice.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY IT SOLUTIONS, INC.
                              --------------------------


Date: March 14, 2006          By: /s/ Stephen E. Pomeroy

                              --------------------------------------------------
                              Stephen E. Pomeroy, Chief Executive Officer,
                              President & Chief Operating Officer